                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                       National Instruments Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     (4) Proposed maximum aggregate value of transaction:


     (5) Total fee paid:


[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


     (2) Form, Schedule or Registration Statement No.:


     (3) Filing Party:


     (4) Date Filed:


Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                       NATIONAL INSTRUMENTS CORPORATION

                   Notice of Annual Meeting of Stockholders

                                 May 30, 2001

TO THE STOCKHOLDERS:

  NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of National Instruments Corporation, a Delaware corporation, will be held on May 30, 2001, at 9:00 a.m. local time, at National Instruments' principal executive offices located at 11500 North Mopac Expressway, Building B, Austin, Texas, 78759 for the following purposes as more fully described in the Proxy Statement accompanying this Notice:

  1. To elect two directors to the Board of Directors for a term of three years;

  2. To ratify the appointment of PricewaterhouseCoopers LLP as National Instruments' independent public accountants for the fiscal year ending December 31, 2001; and

  3. To transact such other business as may properly come before the meeting or any adjournment thereof.

  Only stockholders of record at the close of business on April 4, 2001, are entitled to receive notice of and to vote at the meeting.

  All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy Card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Stockholders attending the meeting may vote in person even if they have returned a Proxy. However, if you have returned a Proxy and wish to vote at the meeting, you must notify the inspector of election of your intention to revoke the Proxy you previously
returned and instead vote in person at the meeting.   If your shares are held in
the name of a broker, trustee, bank or other nominee, please bring a proxy from the broker, trustee, bank or other nominee with you to confirm you are entitled to vote the shares.


                                                    Sincerely,

                                                    /s/  DAVID G. HUGLEY

                                                    David G. Hugley
                                                    Secretary

Austin, Texas
April 25, 2001

                       NATIONAL INSTRUMENTS CORPORATION

                                PROXY STATEMENT

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

  The enclosed Proxy is solicited on behalf of National Instruments Corporation, a Delaware corporation (the "Company"), for use at its 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 30, 2001, at 9:00 a.m., local time, or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive offices at 11500 North Mopac Expressway, Building B, Austin, Texas 78759. The Company's telephone number is (512) 338-9119.

  These proxy solicitation materials were mailed on or about April 25, 2001 to all stockholders entitled to vote at the Annual Meeting.

Record Date; Outstanding Shares

  Stockholders of record at the close of business on April 4, 2001 (the "Record Date"), are entitled to receive notice of and vote at the meeting. On the Record Date, 50,765,350 shares of the Company's Common Stock, $.01 par value, were issued and outstanding. For information regarding holders of more than five percent of the outstanding Common Stock, see "Election of Directors -- Security Ownership."

Revocability of Proxies

  Proxies given pursuant to this solicitation may be revoked at any time before they have been used. Revocation will occur by delivering a written notice of revocation to the Company or by duly executing a proxy bearing a later date. Revocation will also occur if the individual attends the meeting, notifies the inspector of elections of his or her intention to revoke the proxy and votes in person at the meeting.

Voting and Solicitation

  Every stockholder of record on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. In the election of directors, each stockholder will be entitled to vote for two nominees and the two nominees with the greatest number of votes will be elected.

  The cost of this solicitation will be borne by the Company. The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally, by telephone or by telefax.

Deadline for Receipt of Stockholder Proposals

  Stockholder proposals or director nominations which are intended to be presented at the Company's 2002 Annual Meeting must be received by the Company no later than December 4, 2001 in order to be included in the proxy statement and form of proxy for that meeting.

  If you intend to present a proposal at the Company's Annual Meeting of stockholders to be held in 2002, but you do not intend to have it included in the Company's 2002 Proxy Statement, you must deliver a copy of your proposal to the Company's Secretary at the Company's principal executive office no later than February 24, 2002 and no earlier than January 25, 2002. If the date of the Company's 2002 Annual Meeting is advanced or delayed by more than 30 calendar days from the first anniversary date of the 2001 Annual Meeting, your notice of a proposal will be timely if it is received by the Company by the close of business on the tenth day following the day the Company publicly announces the date of the 2002 Annual Meeting. If the Company does not receive notice of your proposal within this time frame, the proxy holders designated by the Company will use their discretionary authority to vote the shares they represent as the Board of Directors may recommend.

                             ELECTION OF DIRECTORS

General

  The Company's Board of Directors is divided into three classes, with the term of office of one class expiring each year. The Company currently has eight directors with two directors in one class and three directors in two classes. The terms of office of Class I directors Dr. James J. Truchard and William C. Nowlin, Jr. will expire at the 2001 Annual Meeting. Mr. Nowlin is not standing
for re-election at the 2001 Annual Meeting.   Dr. Truchard will stand for re-
election to the Board of Directors at the 2001 Annual Meeting. In addition, Charles J. Roesslein, whose term of office expires at the 2002 Annual Meeting, has tendered his resignation from the Board of Directors to take effect immediately prior to the 2001 Annual Meeting. Mr. Roesslein will stand for re-election to the Board of Directors at the 2001 Annual Meeting. The terms of office of Class II directors L. Wayne Ashby and Donald M. Carlton will expire at the 2002 Annual Meeting and the terms of office of Class III directors Jeffrey
L. Kodosky, Ben G. Streetman and R. Gary Daniels will expire at the 2003 Annual Meeting. At the 2001 Annual Meeting, stockholders will elect two directors for a term of three years. After the election at the 2001 Annual Meeting, there will be seven directors, with two directors in two classes and three directors in one class.

Vote Required

  The two nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors shall be elected to the Board of Directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no legal effect under Delaware law. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions and broker non-votes in the election of directors, the Company believes that both abstentions and broker non-votes should be counted for purposes of whether a quorum is present at the Annual Meeting. In the absence of precedent to the contrary, the Company intends to treat abstentions and broker non-votes with respect to the election of directors in this manner. Cumulative voting is not permitted by the Company's Certificate of Incorporation.

  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's two nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The Board of Directors recommends that stockholders vote FOR the nominees listed below.

Nominees for Election at the Annual Meeting

  The following sets forth information concerning the nominees for election as directors at the Annual Meeting, including information as to each nominee's age as of the Record Date, position with the Company and business experience.

                                                                                                     Director
            Name of Nominee                 Age             Position/Principal Occupation             Since
            ---------------                 ---             -----------------------------            --------
James J.  Truchard....................       57        Chairman of the Board of Directors and          1976
                                                       President of the Company
Charles J. Roesslein (1) (2)..........       52        Director; Former Chairman of the Board          2000
                                                       of Directors and President of Prodigy
                                                       Communications Corp.

__________
(1) Member of Compensation Committee

(2) Member of Audit Committee

  James J. Truchard, PhD, co-founded the Company in 1976 and has served as its President and Chairman of the Board of Directors since inception. From 1963 to 1976 Dr. Truchard was the Managing Director of the Acoustical Measurements Division at Applied Research Laboratories ("ARL"), The University of Texas ("UT Austin"). Dr. Truchard received his PhD in Electrical Engineering, his MS in Physics and his BS in Physics, all from UT Austin.

  Charles J. Roesslein was elected as a director by the Board of Directors effective July 19, 2000. He was elected into Class II as provided in the Company's Certificate of Incorporation. Mr. Roesslein is the Former Chairman of the Board of Directors, President and Chief Executive Officer of Prodigy Communications Corporation. Mr. Roesslein holds a bachelor's degree in mechanical engineering from the University of Missouri-Columbia and a master's degree in finance from the University of Missouri-Kansas City.


Incumbent Directors Whose Terms of Office Continue After the Annual Meeting

  The following sets forth information concerning the directors whose terms of office continue after the Annual Meeting, including information as to each director's age as of the Record Date, position with the Company and business experience.

                                                                                                      Director
              Name of Director                 Age           Position/Principal Occupation             Since
              ----------------                 ---           -----------------------------            --------
L. Wayne Ashby (1).........................     61     Director                                         1977
Donald M. Carlton (2)(3)...................     63     Director; Past President and Chief Executive     1994
                                                       Officer of Radian International LLC
Jeffrey L. Kodosky (3).....................     51     Director; Fellow of the Company                  1976
Ben G. Streetman (1) (2) (3)...............     61     Director; Dean, College of Engineering at The    1997
                                                       University of Texas at Austin
R. Gary Daniels (1) (2)....................     63     Director; Former Senior Vice President and       1999
                                                       General Manager of the Microcontroller
                                                       Technologies Group, Motorola

__________
(1) Member of Compensation Committee

(2) Member of Audit Committee

(3) Member of Nominating and Governance Committee

  L. Wayne Ashby has been a member of the Company's Board of Directors since 1977. From January 1983 until August 1995, Mr. Ashby served as Program Manager and as Division Head of the U.S. Navy's Electronic Warfare Programs at ARL, UT Austin. From 1964 to 1980, Mr. Ashby worked at ARL in various positions including Research Engineer, Project Leader and Division Head. Mr. Ashby was Vice President, Special Projects at the Company from 1980 to 1983. Mr. Ashby received his BS in Electrical Engineering and his MS in Electrical Engineering, both from UT Austin.

  Donald M. Carlton, PhD, has been a member of the Company's Board of Directors since 1994. From February 1996 until December 1998, Dr. Carlton served as the President and Chief Executive Officer of Radian International LLC, and from 1969 until January 1996, Dr. Carlton served as President and Chairman of the Board of Radian Corporation, both of which are environmental engineering firms. Dr. Carlton received his BS in Chemistry from the University of St. Thomas and his PhD in Chemistry from UT Austin. Dr. Carlton is currently a director of the following publicly traded companies: American Electric Power, SmithBarney Investment Trust (fka Concert Investment Series Fund), and Valero Energy Corporation.

  Jeffrey L. Kodosky co-founded the Company in 1976 and has been a director since that time. He was appointed Vice President of the Company in 1978 and has served as Vice President, Research and Development from 1980 to 2000.

Since 2000 he has held the position of Fellow. Prior to 1976, he was employed at ARL, UT Austin. Mr. Kodosky received his BS in Physics from Rensselaer Polytechnic Institute.

  Ben G. Streetman, PhD, has been a member of the Company's Board of Directors since 1997 and is the Dean of the College of Engineering at UT Austin, as well as Professor of Electrical and Computer Engineering, Dula D. Cockrell Centennial Chair in Engineering, and Henry E. Singleton Research Fellow at IC2 Institute. From 1984 to 1996, Dr. Streetman served as Director of the Microelectronics Research Center at UT Austin. Dr. Streetman received his BS, MS, and PhD in Electrical Engineering, all from UT Austin. Dr. Streetman is currently a director of the following publicly traded companies: Global Marine, Inc. and ZixIt Corporation (formerly CustomTracks Corporation).

  R. Gary Daniels has been a member of the Company's Board of Directors since 1999. Mr. Daniels retired in 1997 from his position as Senior Vice President and General Manager of the Microcontroller Technologies Group of Motorola, Inc. after a thirty-two year career with Motorola.

  There is no family relationship between any director of the Company.

Security Ownership

  The following table sets forth the beneficial ownership of the Company's Common Stock as of the Record Date (i) by all persons known to the Company, based on statements filed by such persons pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended, to be the beneficial owners of more than 5% of the Company's Common Stock, (ii) by each of the executive officers named in the table under "Executive Compensation -- Summary Compensation Table," (iii) by each director and nominee, and (iv) by all current directors and executive officers as a group:

                                                                                      Approximate
                                                                 Number of         Percentage of Total
              Name of Person or Entity                           Shares (1)           Voting Power
              ------------------------                           ----------        -------------------
James J. Truchard....................................         12,932,211  (2)            25.5%
  11500 North Mopac Expressway
  Austin, Texas 78759
Jeffrey L. Kodosky...................................          4,792,558  (3)             9.4%
  11500 North Mopac Expressway
  Austin, Texas 78759
Gail T. Kodosky......................................          3,692,340  (4)             7.3%
  11500 North Mopac Expressway
  Austin, Texas 78759
L. Wayne Ashby.......................................          2,578,940  (5)             5.1%
  5512 Cuesta Verde Drive
  Austin, Texas 78746
William C. Nowlin, Jr................................          1,397,411  (6)             2.8%
R. Gary Daniels......................................             11,506  (7)              *
Ben G. Streetman.....................................             36,652  (8)              *
Donald M. Carlton....................................             31,976  (9)              *
Charles J. Roesslein.................................              3,077 (10)              *
Peter Zogas, Jr......................................            107,557 (11)              *
Timothy R. Dehne.....................................             86,131 (12)              *
Ruben Reynoso-Mangin.................................             26,130 (13)              *
Alexander M. Davern..................................             36,410 (14)              *
All executive officers and directors as a group
  (16 persons).......................................         22,200,516 (15)            43.4%

__________

 *   Represents less than 1% of the outstanding shares of Common Stock.

(1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

(2) Includes 1,188,500 shares held by a trust for which Dr. Truchard is the trustee and 123,850 shares held by a corporation of which Dr. Truchard is president.

(3) Includes an aggregate of 1,065,600 shares held in two trusts for the benefit of Mr. Kodosky's daughters for which Mr. Kodosky is the trustee; includes an aggregate of 425,000 shares held by a non-profit corporation of which Mr. Kodosky is president and his wife, Gail T. Kodosky is secretary; includes 112,100 shares held by a trust for the benefit of Mr. Kodosky and his wife; includes 12,000 shares held in a charitable remainder trust for the benefit of Mr. Kodosky's brother of which Mr. Kodosky is the sole trustee with dispositive power over the securities held therein; includes 22,618 shares held in 18 trusts for non-immediate family members of Mr. Kodosky of which Mr. Kodosky is the sole trustee with dispositve power over the securities held therein; and includes 1,577,620 shares owned by his wife. Mr. Kodosky disclaims beneficial ownership of the shares owned by his wife. (Cumulatively, Jeffrey and Gail Kodosky control and/or beneficially own a total of 4,792,558 shares.)

(4) Includes 425,000 shares held by a non-profit corporation of which Mrs. Kodosky is secretary and her husband, Jeffrey L. Kodosky is president; includes 112,100 shares held by a trust for the benefit of Mrs. Kodosky and her husband; and includes 1,577,620 shares owned by her husband. Mrs. Kodosky disclaims beneficial ownership of the shares owned by her husband. (Cumulatively, Jeffrey and Gail Kodosky control and/or beneficially own a total of 4,792,558 shares.)

(5) Includes 2,024 shares subject to options exercisable on or before June 3, 2001, and 958 shares held by Mr. Ashby's wife.

(6) Includes 1,012 shares subject to options exercisable on or before June 3, 2001.

(7) Includes 10,493 shares subject to options exercisable on or before June 3, 2001.

(8) Includes 35,527 shares subject to options exercisable on or before June 3, 2001.

(9) Includes 28,326 shares subject to options exercisable on or before June 3, 2001.

(10) Includes 2,777 shares subject to options exercisable on or before June 3, 2001.

(11) Includes 72,559 shares subject to options exercisable on or before June 3, 2001.

(12) Includes 49,930 shares subject to options exercisable on or before June 3, 2001.

(13) Includes 25,104 shares subject to options exercisable on or before June 3, 2001.

(14) Includes 36,076 shares subject to options exercisable on or before June 3, 2001.

(15) Includes 393,422 shares subject to options exercisable on or before June 3, 2001.

Board Meetings and Committees

  The Board of Directors of the Company held a total of 8 meetings during 2000. During 2000, the Board of Directors had a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee.

  The Audit Committee, which currently consists of directors Donald M. Carlton, William C. Nowlin, Jr., Ben G. Streetman, R. Gary Daniels and Charles J. Roesslein met 3 times during 2000. The Audit Committee recommends to the Board of Directors the engagement of the Company's independent accountants, reviews with such accountants the plan, scope and results of their examination of the consolidated financial statements and determines the independence of such accountants. The Audit Committee inquires about any significant risks or exposures and assesses the steps management has taken to minimize such risk to the Company, including adequacy of insurance coverage and the strategy for management of foreign currency risk. The Audit Committee also reviews the Company's compliance with matters relating to antitrust, environmental, EEOC and SEC regulations.

  The Compensation Committee, which currently consists of directors William C. Nowlin Jr., L. Wayne Ashby, Ben G. Streetman, R. Gary Daniels and Charles J. Roesslein met 9 times during 2000. The Compensation Committee sets the level of compensation of executive officers and advises management with respect to compensation levels for key employees. The Compensation Committee also administers the Company's 1994 Incentive Plan and Employee Stock Purchase Plan.

  The Nominating and Governance Committee, which currently consists of directors Donald M. Carlton, Jeffrey L. Kodosky, Ben G. Streetman and William C. Nowlin, Jr., met 2 times during 2000. The Nominating and Governance Committee recommends to the Board of Directors the selection criteria for board members, compensation of outside directors, appointment of board committee members and committee chairmen, and develops board governance principles.

  No director attended fewer than 75% of the total number of meetings of the Board of Directors or the total number of meetings held by all committees of the Board of Directors on which he served.

Board Compensation

  Non-employee directors are paid a $10,000 annual retainer ($12,000 for committee chairs), $1,000 for each Board meeting attended in person, $750 ($1,000 for committee chairs) for each committee meeting attended in person, $150 for each Board or committee meeting attended telephonically, and reimbursement of out-of-town travel expenses. Prior to March 1997, non-employee directors were also entitled to receive options (exercisable at fair market value on the date of grant) to purchase 2,025 shares of Common Stock upon joining the Board, and 1,012 shares on June 1st of each year. Non-employee directors no longer receive automatic option grants although they may still exercise options previously granted to them and are currently eligible to receive discretionary option grants under the terms of the Company's Amended and Restated 1994 Incentive Plan. Employee directors of the Company do not receive any additional compensation for services provided as a director.

Executive Officers

  The following sets forth information concerning the persons currently serving as executive officers of the Company, including information as to each executive officer's age as of the Record Date, position with the Company and business experience.

      Name of Executive Officer            Age                     Position
      -------------------------            ---                     --------
James J. Truchard.....................     57   Chairman of the Board of Directors and President
Timothy R. Dehne......................     35   Vice President, Engineering
Peter Zogas, Jr.......................     40   Vice President, Sales
Mark A. Finger........................     43   Vice President, Human Resources
Ruben Reynoso-Mangin..................     53   Vice President, Manufacturing
John M.  Graff........................     36   Vice President, Marketing
Mihir Ravel...........................     41   Vice President, Corporate Development
Alexander M. Davern...................     34   Chief Financial Officer and Treasurer
David G. Hugley.......................     37   Secretary, General Counsel

  See "Election of Directors" for additional information with respect to Dr. Truchard.

  Timothy R. Dehne joined the Company in 1987 and is currently Vice President, Engineering. He previously served as the Company's Vice President, Marketing; Vice President, Strategic Marketing; Strategic Marketing Manager; GPIB

Marketing Manager; GPIB Product Manager and as an Applications Engineer. Mr. Dehne received his BS in Electrical Engineering from Rice University.

  Peter Zogas, Jr., joined the Company in 1985 and is currently Vice President, Sales. He served as the Company's National Sales Manager from July 1992 until his appointment as Vice President, Sales in July 1996. Earlier positions with the Company include Business Development Manager, Regional Sales Manager, and Sales Engineer. Prior to joining the Company, Mr. Zogas worked as an engineer at Texas Instruments and, prior to that, at AT&T. Mr. Zogas received his BS in Electrical Engineering from Drexel University. He is co-holder of one patent on multichip packaging issued in 1986.

  Mark A. Finger joined the Company in August 1995 as Director of Human Resources and became Vice President, Human Resources in December 1996. Prior to joining the Company, Mr. Finger was employed by Rosemount Inc. and Fisher Rosemount Systems Inc., from 1981 to 1995. Positions held at Rosemount include Human Resources Manager, Staffing Manager, Senior Human Resources Representative, Compensation and Benefits Specialist and Staffing Specialist. Mr. Finger received his BS in Marketing from St. Cloud University.

  Ruben Reynoso-Mangin joined the Company in February 1997 as Vice President, Manufacturing. Prior to joining the Company, Mr. Reynoso-Mangin was employed by 3M Corporation from 1972 to 1997. Positions held at 3M Corporation include Plant Manager, Plant Quality Manager, Technology Manager, and Product Manager. Mr. Reynoso-Mangin received his BS in BSIE from the California State Polytechnic University.

  John M. Graff joined the Company in June 1987 and is currently Vice President, Marketing. He previously served as the Company's Acting Vice President, Marketing; Director, Corporate Marketing; Corporate Marketing Manager; Product Marketing Manager and as an Applications Engineer. Mr. Graff received his BS in Electrical Engineering from UT Austin.

  Mihir Ravel, joined the Company in April 2000 as Vice President, Corporate Development. Prior to joining the Company, Mr. Ravel was employed by Tektronix, Inc. from 1982 to 2000. Mr. Ravel was a Director/Fellow at Tektronix and worked in the area of R&D Management. Mr. Ravel received his BS in Physics, Electrical Engineering and Computer Science from Massachusetts Institute of Technology.

  Alexander M. Davern joined the Company in February 1994 and is currently Chief Financial Officer and Treasurer. He previously served as Corporate Controller and International Controller. Prior to joining the Company, Mr. Davern worked both in Europe and in the United States for the international accounting firm of Price Waterhouse, LLP. Mr. Davern received his BBA and a master's degree in professional accounting from University College in Dublin, Ireland.

  David G. Hugley joined the Company in 1991 as General Counsel and currently also serves as Secretary of the Company. Mr. Hugley received his BBA and JD from UT Austin and is a licensed attorney in Texas.

Executive Compensation

  Summary Compensation Table. The following table shows the compensation paid by the Company during the years ended December 31, 2000, 1999, and 1998 to the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company whose total salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers"):

                                                                                                 Long-Term
                                                                                               Compensation
                                                                                                  Awards
                                                                               Annual           Securities
                                                                            Compensation        Underlying
                                                                     ------------------------     Options        All Other
                 Name and Principal Position                   Year     Salary      Bonus(1)   (# of Shares)  Compensation(2)
                 ---------------------------                  ------ ------------  ----------  -------------  ---------------
Dr. James J. Truchard........................................  2000      $195,797  $47,853              --          $5,721
 Chairman of the Board and President                           1999       195,797   41,117              --           5,470
                                                               1998       195,797   27,020              --           5,470

Peter Zogas, Jr..............................................  2000      $198,926  $48,618           20,000         $5,728
 Vice President, Sales                                         1999       154,002   33,840            6,000          5,239
                                                               1998       145,561   20,087           17,250          5,071

Timothy R. Dehne.............................................  2000      $171,250  $42,853           20,000         $5,579
 Vice President, Engineering                                   1999       149,750   32,948            6,000          4,853
                                                               1998       138,500   19,113           16,950          4,847

Ruben Reynoso-Mangin.........................................  2000      $146,250  $37,743           10,000         $4,571
 Vice President, Manufacturing                                 1999       137,625   30,401            6,000          4,319
                                                               1998       132,063   18,225            6,950          3,295

Alexander M. Davern..........................................  2000      $163,750  $41,021           75,000         $5,160
 Chief Financial Officer                                       1999       117,625   26,701           22,500          3,058
  and Treasurer                                                1998       101,625   14,024           16,500          2,680


------------------------------------------------------------------------------------------------------------------------------------


(1) Bonus amounts for 2000, 1999, and 1998 include bonus amounts paid in fiscal year 2001, 2000, and 1999, respectively, for services rendered in fiscal 2000, 1999, and 1998, respectively.

(2) Represents Company contributions to the Company's 401(k) plan on behalf of the Named Executive Officers and the full dollar value of premiums paid by the Company for term life insurance on behalf of the Named Executive Officers for 2000, 1999, and 1998.

  Option Grants in Last Fiscal Year. The following table sets forth each grant of stock options made during the fiscal year ended December 31, 2000 to each Named Executive Officer.

                                                                                                            Potential
                                                                                                            Realizable
                                                                   Individual Grants                     Value at Assumed
                                                        --------------------------------------            Annual Rates of
                                                           % of Total                                       Stock Price
                                                            Options                                         Appreciation
                                                           Granted to     Exercise                       for Option Term(1)
                                             Options       Employees      or Base   Expiration       -------------------------
Name                                         Granted        in FY00        Price       Date            5% ($)        10% ($)
------------------------------------------  ---------   ---------------   --------  ----------       ----------     ----------
Dr. James J. Truchard.....................         --                --         --          --               --             --
Peter Zogas, Jr...........................     20,000 (2)           1.4%   $48.125     3/22/10       $  605,311     $1,533,977
Timothy R. Dehne..........................     20,000 (2)           1.4%   $48.125     3/22/10       $  605,311     $1,533,977
Ruben Reynoso-Mangin......................     10,000 (2)            *     $48.125     3/22/10       $  302,656     $  766,989
Alexander M. Davern.......................     75,000 (2)           5.2%   $48.125     3/22/10       $2,269,917     $5,752,414

_________
 *   Represents less than 1% of the total number of options granted in 2000.

(1) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission ("SEC") and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price. The Company did not use an alternative formula for a grant date valuation, as the Company does not believe that any formula will determine with reasonable accuracy a present value based on future unknown or volatile factors.

(2) These options vest as to 1/120th of the shares per month after the date of grant, subject to acceleration based upon Company financial performance.

  Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Values. The following table sets forth, for each of the Named Executive Officers, the year-end value of unexercised options.

                                                                                                     Value (1) of Unexercised
                                                                    Number of Unexercised                  In-the Money
                                                                     Options at Year-End:              Options at Year-End:
                           Shares Acquired        Value        --------------------------------  --------------------------------
            Name           on Exercise (#)     Realized ($)    Exercisable(#)  Unexercisable(#)  Exercisable($)  Unexercisable($)
            ----           --------------      ------------    --------------  ----------------  --------------  ----------------
Dr. James J. Truchard.....       --                --                --               --               --               --
Peter Zogas, Jr...........       --                --              60,677           57,048          $2,215,571      $1,287,966
Timothy R. Dehne..........     22,479            $645,206          38,113           56,833          $1,392,301      $1,281,658
Ruben Reynoso-Mangin......       --                --              19,052           36,098          $  564,473      $  812,688
Alexander M. Davern.......      3,514            $121,770          25,650          104,519          $  631,885      $1,091,286

__________

(1) Based on a fair market value of $48.5625, which was the closing price of the Company's Common Stock on December 29, 2000, as reported on the NASDAQ Stock Market.

Compensation Committee Interlocks and Insider Participation

  In 2000, the Compensation Committee consisted of Directors William C. Nowlin, Jr., Ben G. Streetman, L. Wayne Ashby, R. Gary Daniels and Charles J. Roesslein. Dr. Truchard may participate in the deliberations of the Compensation Committee with respect to the compensation of the Company's executive officers, changes in the incentive plan and in other compensation matters.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were satisfied.

Performance Graph

  The following line graph compares the cumulative total return to stockholders of the Company's Common Stock from March 13, 1995 (the date of the Company's initial public offering) to December 31, 2000 to the cumulative total return over such period of (i) Nasdaq Composite Index and (ii) Russell 2000 Index. The graph assumes that $100 was invested on March 13, 1995 in the Company's common stock at its initial public offering price of $6.44 per share and in each of the other two indices and the reinvestment of all dividends, if any.

  The information contained in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates it by reference into any such filing. The graph is presented in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance.

                       [Performance Graph Appears Here]

---------------------------------------------------------------------------------------------------
                          3/13/95   12/29/95   12/31/96   12/31/97   12/31/98   12/31/99   12/29/00
---------------------------------------------------------------------------------------------------
National Instruments        100        140        221        300        353        594        753
---------------------------------------------------------------------------------------------------
Nasdaq                      100        132        161        199        270        507        308
---------------------------------------------------------------------------------------------------
Russell 2000                100        123        142        171        161        197        189
---------------------------------------------------------------------------------------------------

Report of the Compensation Committee Regarding Executive Compensation

  The Compensation Committee, comprised of directors Nowlin, Streetman, Ashby, Daniels and Roesslein, is responsible for recommending to the Board of Directors the compensation programs and levels of pay for executive officers. The Committee also advises management on pay programs and levels for other employees. The Committee regularly retains an independent compensation consulting firm to provide analyses of competitive industry pay levels and practices, and to advise the Committee on appropriate pay levels for the Company.

  Compensation Philosophy and Objectives. The Company's basic philosophy is to align executive compensation with increases in stockholder value through growth in sales and operating profits. Primarily, this is accomplished through the use of stock options, which provide compensation in direct proportion to increases in stockholder value, and profit sharing. In addition, the Company believes it is important to emphasize teamwork, entrepreneurship and active participation by all employees. This is accomplished through providing options to a majority of full-time, exempt domestic employees and similarly situated international employees, and through cash incentives, through which both executives and employees receive cash bonuses based on company-wide financial goals. Finally, it is the Company's philosophy that no special perquisites should be provided to senior executives.

  Executive Compensation Programs. The Company's executive compensation programs consist of three principal elements: base salary, cash bonus and stock options. The Company emphasizes incentive compensation in the form of stock options and bonuses, rather than base salary. The Compensation Committee has adopted a guideline that executives should be paid competitive base salaries. The Board of Directors sets the annual base salary for executives after consideration of the recommendations of the Compensation Committee. Prior to making its recommendations, the Compensation Committee reviews historical compensation levels of the executives, evaluations of past performance, assessments of expected future contributions of the executives, competitive pay levels and programs provided by other comparable companies, and general industry pay practices. In making its determinations, the Committee does not utilize any particular indices or formulae to arrive at each executive's recommended pay level.

  For many years, the Company has maintained a cash bonus plan under which executive officers participate. In recent years, this plan provided for a target incentive to be paid based on achieving pre-determined levels of revenue growth and profitability. For fiscal 2000, 1999 and 1998 these goals were 40% revenue growth and 18% operating profit as a percent of revenue, the same goals as for all other employees. At the end of each year, actual results for the Company are compared to these targets and executive bonuses are based on actual Company performance in relation to these factors. If there is no growth or no profitability, no cash bonuses are payable to executive officers. Individual performance is not considered in determining the bonus of individual for officers for the cash bonus program. In 1999, the Company added a discretionary cash bonus program for executive officers and employees which is paid based on individual performance and achievement of the Company's minimum annual growth goal. For fiscal 2000, the minimum annual quarterly growth goal was 20% revenue growth over the same period in the prior year. As a result, executives and employees are eligible for the discretionary company cash bonus on a quarterly basis. If the Company meets its minimum quarterly revenue growth goal for the quarter, a percentage of payroll will be available for distribution to executives and employees. The program was adjusted as of the second quarter of 2000 to make 2% of payroll available as discretionary company cash bonus for distribution to executives and employees. In addition, the Vice President, Sales is eligible for a separate company sales commission program. The growth and profitability performance measures were approved by the Board of Directors.

Total compensation for executive officers also includes long-term incentives in the form of stock options, which are generally provided through initial stock option grants at the date of hire and periodic additional stock option grants. Stock options are instrumental in promoting the alignment of long-term interests between the Company's executive officers and stockholders due to the fact that executives realize gains only if the stock price increases over the fair market value at the date of grant and the executives exercise their options. In determining the amount of such grants, the Committee evaluates the job level of the executive, responsibilities of the executive, and competitive practices in the industry. All options are granted at 100% of fair market value at the date of grant. Options vest over a period of five years to ten years, subject to acceleration based on Company performance (in case of special option grants to executives); however, Mr. Ravel also has the right to twelve months of accelerated vesting of his stock holdings if his employment is constructively terminated or terminated without cause within three years of his hire date. The long-term value realized by executives through option exercises can be directly linked to the enhancement of stockholder value.

  Chief Executive Officer Compensation. While the Board was highly pleased with Dr. Truchard's performance in 2000, at his request, the Chief Executive Officer's base salary was not changed during the fiscal year and he received no stock options. Based on the same formula applied to other executive officers, Dr. Truchard's bonus for 2000 was $47,853 based on the Company's revenue growth of 24.44% and its profit percentage of 18.63%. Dr. Truchard is the Company's largest stockholder with an ownership of approximately 26% of the Company's stock.

  Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes a limit on tax deductions for annual compensation in excess of one million dollars paid by a corporation to its chief executive officer and the other four most highly compensated executive officers of a corporation. Deductions are, however, permitted if certain conditions are met, including a requirement that the plan under which such compensation is paid be reapproved by stockholders every five years. None of the compensation paid by the Company in fiscal 2000 was subject to the limitation on deductibility. The Compensation Committee will continue to assess the impact of Section 162(m) of the Code on its compensation practices and determine what further action, if any, is appropriate.


                                      Respectfully Submitted,


                                      William C. Nowlin, Jr.
                                      Ben G. Streetman
                                      L. Wayne Ashby
                                      R. Gary Daniels
                                      Charles J. Roesslein

Notwithstanding anything to the contrary set forth in any of National Instruments' previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

Report of the Audit Committee

The Audit Committee of National Instruments' Board of Directors is composed of five independent directors and operates under a written charter adopted by the Board of Directors which is attached hereto as Appendix A. The Audit Committee believes it has fulfilled its responsibilities under this charter during the latest fiscal year. The members of the Audit Committee are Donald M. Carlton, Chairman, William C. Nowlin, Jr., Ben G. Streetman, R. Gary Daniels, and Charles
J. Roesslein.

Management is responsible for National Instruments' internal controls and the financial reporting process. National Instruments' independent accountants, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of National Instruments' consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed the audited financial statements of National Instruments for the fiscal year ended December 31, 2000 with National Instruments' management and PricewaterhouseCoopers. The Audit Committee also discussed with the PricewaterhouseCoopers the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

The Audit Committee has also received the written disclosures from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed the independence of PricewaterhouseCoopers with that firm.

Based upon the Audit Committee's discussion with management and PricewaterhouseCoopers and the report of PricewaterhouseCoopers to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in National Instruments' Annual Report on Form 10-K for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

                                        AUDIT COMMITTEE


                                             Donald M. Carlton, Chairman
                                             William C. Nowlin, Jr.
                                             Ben G. Streetman
                                             R. Gary Daniels
                                             Charles J. Roesslein

  PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors, upon the recommendation of its Audit Committee, has appointed, subject to approval by the Company's stockholders, PricewaterhouseCoopers LLP, independent accountants to audit the books, records and accounts of the Company for the current fiscal year ending December 31, 2001. PricewaterhouseCoopers LLP has audited the Company's financial statements since the fiscal year ended December 31, 1993.

Audit Fees

  The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year, were approximately $212,000 dollars.

Financial Information Systems Design and Implementation Fees

  PricewaterhouseCoopers LLP did not render professional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

All Other Fees

  The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Company, other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2000, were approximately $375,000. The majority of these fees relate to tax services.

  The affirmative vote of the holders of a majority of the Company's Common Stock represented and voting at the meeting will be required to approve and ratify the Board's selection of PricewaterhouseCoopers LLP.

  The Board of Directors recommends a vote "FOR" the approval and ratification of PricewaterhouseCoopers LLP as the Company's independent auditors for 2001. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

  A representative of PricewaterhouseCoopers LLP is expected to be available at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/  DAVID G. HUGLEY

                                      David G. Hugley
                                      Secretary

Austin, Texas
April 25, 2001

                                  APPENDIX A

                            Audit Committee Charter
                             National Instruments


                                    Policy

The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of National Instruments (NI), and the quality and integrity of the financial reports of NI. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditor, and the financial management of NI.

Membership Requirements

The Board shall elect from its members an Audit Committee of at least three members. The Board shall also appoint a Chairman of the Audit Committee. The Audit Committee members must meet the following requirements:


Independence:
-------------
  1. Members must not be an employee of NI or any affiliate within the past three years.
  2. Members must not be an immediate family member of an NI executive officer who currently serves in that role or did so in any of the past three years.
  3. Member may not receive compensation in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or nondiscretionary compensation.
  4. Members must not be a partner, controlling shareholder, or executive officer of any for-profit business that receives payments from NI. This applies where the payments, other than solely from the investments in NI's securities, in any of the past three years exceeded the greater of 5% of either organization's consolidated gross revenues for the year or $200,000.
  5. A member must not be an executive of another corporation that has on its compensation committee an NI executive.
  6.  One member exception is allowed for the above rules.

Qualifications:
---------------
  1. Members must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement.
  2. One member is required to have extensive financial knowledge, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities.

Responsibilities

It shall be the duty of the Audit Committee to:

  1. Recommend to the Board of Directors the selection of independent public accountants for the ensuing year and to review and recommend discharge, it should be noted that the independent auditors ultimately are accountable to the Board and the Audit Committee;
  2. Review and approve the scope of the independent public accountants' annual audit activity and the proposed fees therefore;

  3. Confirm with the independent auditors with a formal written statement delineating all relationships between the auditor and NI, the independent auditor is responsible for discussing with the audit committee any disclosed relationships or services that may impact auditor objectivity and independence;
  4. Review and approve the extent of non-audit services provided annually by the independent public accountants or an affiliated consulting firm and the fees proposed therefore;
  5. Review with NI's independent public accountants and management, the nature and adequacy of NI's accounting system and practices and its systems of internal controls;
  6. Review with independent public accountants and management the adequacy of internal and external audit activities to provide reasonable assurance that material instances of fraud, illegality, errors, and irregularities are detected and appropriately corrected;
  7. Review the internal audit charter and function of NI including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors;
  8. Review NI's certified financial statements with management and the independent public accountants including any changes in the audit plan or expansion of audit scope and any disputes and difficulties in the audit. Review the nature and extent of any significant changes in accounting principles or the application thereof, reserves established or adjustments reflected therein;
  9. Review with the independent accountants and management quarterly review results;
 10. Review with the independent public accountants their comments, both written and oral, to management regarding the annual examination and the adequacy of management's response;
 11. Exercise general oversight of NI's financial reporting processes; maintain general familiarity with financial reporting practices and accounting standards and principles followed by NI; review with the independent public accounts and management significant developments in accounting and financial reporting standards and requirements and their impact upon NI. Inquire about any significant risks or exposures and assess the steps management has taken to minimize such risk to NI, including adequacy of insurance coverage, management of foreign currency risk, and other risks.
 12. Maintain free and open communication with the independent public accountants and legal counsel; insure that the independent public accountants are instructed to communicate directly with the Committee regarding any matter which, in their judgment, has not been satisfactorily resolved with management; also independent auditors are to communicate all matters necessary as required by SAS 61, Communications with Audit Committees;
 13. Review filings with the SEC and other published documents containing NI's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements;
 14. Review with management and, as appropriate, the independent accountants the interim financial report before it is filed with the SEC or made public in a press release. Review NI's process for disclosure of financial data Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountant;
 15. Monitor compliance with NI's Business Ethics, Antitrust, and Conflicts of Interest Policies, and such other Company policies an may be appropriate; and review such reports as may be required under such policies or otherwise directed by the Board;
 16. Review with NI's General Counsel, independent accountants, and management litigation and other legal matters and regulatory matters which may be material to NI's financial condition or operations;
 17. Review with NI's Compliance Officer, or other appropriate management, the reports on compliance with regulatory matters including environmental, equal employment opportunity, and SEC regulations;
 18. Hold such regulatory meeting each year as may be appropriate and such special meetings as may be called by the Chairman of the Committee, or at the request of the independent public accountants, NI's Chief Financial Officer or the General Counsel;
 19. Review with management any differences of opinion with the independent public accountants over a significant accounting issue which has led management to seek a second opinion from another independent public accounting firm; and
 20. Report through its Chairman to the Board of Directors following meetings of the Committee.

Audit Committee Disclosures:

The Audit Committee must include a report in the annual proxy statement, the following:
  1. The Committee reviewed and discussed the audited financial statements with management
  2. The Committee discussed with the independent auditors the matters requiring discussion by SAS 61.
  3. The Committee received written disclosures and letter from the auditors required by Independence Standards Board Standard No. 1, and discussed with the auditors their independence.
  4. Based on the above, the Committee recommends to the full board that the audited financial statements be included in NI's Annual Report on Form 10K.
The Audit Committee must disclose the following in the annual proxy:
  1. Statement that NI has adopted an Audit Committee Charter and has fulfilled its responsibilities under this Charter during the latest year and include a copy of the Charter to the proxy statement at least every three years;
  2. The Audit Committee's independence as defined above, if there is an exception the nature of the relationship making the individual not independent and the reasons for the Board's determination must be disclosed;

The Committee must provide written confirmation to the NASD/AMEX on audit committee member qualifications and related board determinations, as well as the review and re-evaluation of the audit committee charter.


In addition, the Audit Committee shall have and may exercise all the powers and authority of the Board in connection with the performance of its duties and responsibilities, including the authority to call upon Company officers and employees for such assistance and support as it deems appropriate, to institute special counsel or experts as it may require to properly discharge its responsibilities.

The above prescribed responsibilities were authorized by Board resolutions dated June 22, 1994, March 19, 1998, March 24, 1999 and March 21, 2001.

The Audit Committee shall have such additional authority and duties, as the Board by resolution shall prescribe.

                                  DETACH HERE
--------------------------------------------------------------------------------


                                     PROXY

                       NATIONAL INSTRUMENTS CORPORATION
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 30, 2001

          This Proxy is solicited on behalf of the Board of Directors

  The undersigned stockholder of NATIONAL INSTRUMENTS CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement, each dated April 25, 2001, and the 2000 Annual Report (Form 10-KA) to Stockholders and hereby appoints Dr. James J. Truchard and Jeffrey L. Kodosky, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of NATIONAL INSTRUMENTS CORPORATION to be held on May 30, 2001 at 9:00 a.m. local time, at the Company's headquarters at 11500 North Mopac Expressway, Austin, Texas 78759, and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

  THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

-----------                                                          -----------
SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------

                                  DETACH HERE


[X]  Please mark
     votes as in
     this example


1. Election of Directors                     2. Proposal to ratify the appointment       FOR     AGAINST     ABSTAIN
                                                of PricewaterhouseCoopers LLP            [ ]       [ ]         [ ]
   Nominees: (01) James J. Truchard             as the Company's Independent
             (02) Charles J. Roesslein          public accountants for the Company
                                                for fiscal 2001.

     FOR    [ ]    [ ]  WITHHELD             3. Proposal to transact such other
    BOTH                  FROM                  business, in their discretion, as        [ ]       [ ]         [ ]
  NOMINEES                BOTH                  may properly come before the meeting
                        NOMINEES                or any adjournments thereof.


[ ] _______________________________________
    For both nominees except as noted above

                                             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [ ]

                                             MARK HERE IF YOU PLAN TO ATTEND THE MEETING       [ ]

                                             Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature:_______________ Date:________ Signature:_______________ Date:________